SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: OCTOBER 9, 1997
                        (Date of earliest event reported)


                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MINNESOTA                      0-19621               41-1454591
-------------------------------         ------------       ---------------------
(State or other jurisdiction of          Commission          (I.R.S. Employer
incorporation or organization)            File No.          Identification No.)


        7400 EXCELSIOR BOULEVARD
         MINNEAPOLIS, MINNESOTA                                    55426
----------------------------------------                        ------------
(Address of principal executive offices)                         (Zip Code)


                                 (612) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         On October 9, 1997, Appliance Recycling Centers of America, Inc. (the "Company") issued a press release reporting the filing for protection under Chapter 11 of the federal bankruptcy act by its subsidiary, Appliance Recycling Centers of America - California, Inc.; an expected net loss for third quarter 1997; and the entering into an agreement with Whirlpool Corporation to develop a program to handle damaged appliances for Whirlpool.

Item 7 (c).  Exhibits.

   20        Press Release dated October 9, 1997



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  October 20, 1997              APPLIANCE RECYCLING CENTERS
                                      OF AMERICA, INC.
                                      ---------------------------
                                      Registrant


                                          By:  /s/ Kent S. McCoy
                                             -----------------------------------
                                                 Kent S. McCoy

                                                 Vice President & Treasurer